UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                  FORM 8-K/A
                                  ----------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Earliest Event Reported: October 11, 1999
                        Date of Report: October 29, 1999

                          Commission File No.: 0-20201
                          ----------------------------


                            HAMPSHIRE GROUP, LIMITED
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                   DELAWARE                   06-0967107
           ----------------------   ----------------------------------
          (State of Incorporation) (I.R.S. Employer Identification No.)




                             215 COMMERCE BOULEVARD

                         ANDERSON, SOUTH CAROLINA 29625

                                 (864) 225-6232
          -------------------------------------------------------------
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code of Registrant's Principal Executive Offices)

Item 4.  Changes in Registrant's Certifying Accountant.

On October 13, 1999, Hampshire Group, Limited (the "Registrant") engaged Deloitte & Touche LLP ("Deloitte") as its independent accountants to audit its consolidated financial statements commencing with its fiscal year ending December 31, 1999, and to prepare the corporate tax returns as required by law. On October 11, 1999, the Registrant had notified PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), its present independent accountants, that PricewaterhouseCoopers was discharged as the Registrant's independent accountants. As part of the 1998 engagement, PricewaterhouseCoopers is presently filing the statutory audit and tax return for Hampshire Investments London Limited, a wholly owned subsidiary of the Company. This work will be completed by PricewaterhouseCoopers.

Each of the above actions were recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

There have been no disagreements between the Registrant and PricewaterhouseCoopers, its former independent accountants, on any matter of accounting principles or practices or financial statement disclosure during the two fiscal years ended December 31, 1998 and 1997 and during the subsequent interim period through the date of discharge.

The independent accountant's report on the financial statements of the Registrant for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles.

Further, during the two fiscal years ended December 31, 1998 and 1997 and the unaudited interim period through the date of the notification, neither the Registrant nor any of its representatives sought the advise of Deloitte regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the financial statements of the Registrant.

PricewaterhouseCoopers has been provided with a copy of the disclosures contained in this Form 8-K/A with a request that they furnish to the Registrant a copy of a letter addressed to the Securities and Exchange Commission whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating any comments in which it does not agree. Attached as Exhibit l is a copy of a letter from PricewaterhouseCoopers to the Commission stating that it agrees with the statements in this Form 8-K/A.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   HAMPSHIRE GROUP, LIMITED
                                   (Registrant)



Date:   October 29, 1999           /s/ Ludwig Kuttner
      --------------------         -------------------------------------
                                   Ludwig Kuttner
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)



Date:   October 29, 1999           /s/ Charles W. Clayton
      --------------------         -------------------------------------
                                   Charles W. Clayton
                                   Vice President, Secretary, Treasurer
                                   and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                    EXHIBITS
                                    --------


 Exhibit No.                           Description
------------- ---------------------------------------------------------------
      (1)     Letter from PricewaterhouseCoopers LLP dated October 29, 1999

                                                                   EXHIBIT (1)


PRICEWATERHOUSECOOPERS LLP
                                                                  50 Hurt Plaza
                                                                     Suite 1700
                                                            Atlanta,  GA  30303
                                                       Telephone: (404)658 1800
                                                       Facsimile (404) 658 8899


October 29, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Hampshire Group, Limited (copy attached), which we understand will be filed with the Commission on Form 8-KA Commission File Number 0-20201 dated October 29, 1999. We agree with the statements concerning our Firm in such Form 8-KA.

Very truly yours,

/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP